Exhibit 10.9

CAPITAL TEN ACQUISITION CORP.

____________, 2008

Capital TEN Partners, LLC
116 Village Boulevard
Princeton, New Jersey 08540

Gentlemen:

This letter will confirm our agreement that, commencing on the effective date (“Effective Date”) of the registration statement for the initial public offering (“IPO”) of the securities of Capital TEN Acquisition Corp. (“Company”) and continuing until the consummation by the Company of a “Business Combination” (as described in the Company’s IPO prospectus) or its liquidation, Capital TEN Partners, LLC shall make available to the Company certain general and administrative services including office space, utilities and secretarial support, as may be required by the Company from time to time, situated at 116 Village Boulevard, Princeton, New Jersey 08540 (or any successor location). In exchange therefor, the Company shall pay Capital TEN Partners, LLC the sum of $7,500 per month on the Effective Date and continuing monthly thereafter.

Very truly yours,

CAPITAL TEN ACQUISITION CORP.

By:  _________________________
Name: Elliot P. Friedman
Title: Chief Executive Officer

AGREED TO AND ACCEPTED BY:

CAPITAL TEN PARTNERS, LLC

By: ______________________
Name:
Title: